UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

March 18, 2019

BIOSCRIP, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-11993	05-0489664
(State or other jurisdiction of incorporation)	(Commission File Number)	(Employer Identification Number)

1600 Broadway, Suite 700, Denver, Colorado 80202

(Address of principal executive offices)

(720) 697-5200

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On March 18, 2019, Jody Kepler provided notice to BioScrip, Inc. that she will be stepping down as Senior Vice President, Chief Compliance Officer and Privacy Officer of BioScrip, Inc. to become regulatory counsel of a healthcare company not in the infusion services field. Ms. Kepler is expected to remain in her position until April 12, 2019 to assist with the transition of her duties.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSCRIP, INC.

Date: March 21, 2019	By:	/s/ Kathryn M. Stalmack
Kathryn M. Stalmack
Senior Vice President, General Counsel and Secretary